EXHIBIT 99.1

PROSPECTUS


                                  LOGO OMITTED


                        1,000,000,000 Depositary Receipts
                      Internet Architecture HOLDRS(SM) Trust

         The Internet Architecture HOLDRS(SM) Trust issues Depositary Receipts called Internet Architecture HOLDRS(SM) representing your undivided beneficial ownership in the common stock of a group of specified companies that, among other things, develop and market computer hardware, Internet hardware and other related products designed to enhance the speed and efficiency of connections within and to the Internet, connections within a company's internal networks and end user access to networks. The Bank of New York is the trustee. You only may acquire, hold or transfer Internet Architecture HOLDRS in a round-lot amount of 100 Internet Architecture HOLDRS or round-lot multiples. Internet Architecture HOLDRS are separate from the underlying deposited common stocks that are represented by the Internet Architecture HOLDRS. For a list of the names and the number of shares of the companies that make up an Internet Architecture HOLDR, see "Highlights of Internet Architecture HOLDRS--The Internet Architecture HOLDRS" starting on page 12. The Internet Architecture(SM) HOLDRS trust issues Internet Architecture HOLDRS on a continuous basis.

         Investing in Internet Architecture HOLDRS involves significant risks. See "Risk Factors" starting on page 5.

         Internet Architecture HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Internet Architecture HOLDRS are not interests in The Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a more complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without negligence or bad faith.

         The Internet Architecture HOLDRS are listed on the American Stock Exchange under the symbol "IAH". On July 1, 2003, the last reported sale price of the Internet Architecture HOLDRS on the American Stock Exchange was $31.28.

                                 _______________

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 _______________

                   The date of this prospectus is July 3, 2003.

"HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of Merrill Lynch & Co., Inc.

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                                TABLE OF CONTENTS

Summary........................................................................4
Risk Factors...................................................................5
Highlights of Internet Architecture HOLDRS....................................12
The Trust.....................................................................20
Description of Internet Architecture HOLDRS...................................20
Description of the Underlying Securities......................................21
Description of the Depositary Trust Agreement.................................23
United States Federal Income Tax Consequences.................................27
Erisa Considerations..........................................................30
Plan of Distribution..........................................................30
Legal Matters.................................................................31
Where You Can Find More Information...........................................31


                                 _______________

         This prospectus contains information you should consider when making your investment decision. With respect to information about Internet Architecture HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Internet Architecture HOLDRS in any jurisdiction where the offer or sale is not permitted.

         The Internet Architecture HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Internet Architecture HOLDRS or of the underlying securities through an investment in the Internet Architecture HOLDRS.

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                                     SUMMARY

         The Internet Architecture HOLDRS trust was formed under the depositary trust agreement, dated as of February 18, 2000 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Internet Architecture HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

         The trust currently holds shares of common stock issued by a group of specified companies that were, at the time of the initial offering, generally considered to be involved in various aspects of the Internet architecture business. Companies involved in the Internet architecture business are companies that, among other things, design, develop and market computer, Internet hardware and other related products designed to enhance the speed and efficiency of connections within and to the Internet, connections within a company's internal networks and end user access to networks. The number of shares of each company's common stock currently held by the trust with respect to each round-lot of Internet Architecture HOLDRS is specified under "Highlights of Internet Architecture HOLDRS--The Internet Architecture HOLDRS." This group of common stocks, and the securities of any company that may be added to the Internet Architecture HOLDRS, are collectively referred to in this prospectus as the underlying securities. There are currently 20 companies included in the Internet Architecture HOLDRS, which may change as a result of reconstitution events, distributions of securities by underlying issuers or other events. The Internet Architecture HOLDRS are separate from the underlying common stocks that are represented by the Internet Architecture HOLDRS. On July 1, 2003, there were 1,690,500 Internet Architecture HOLDRS outstanding.

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                                  RISK FACTORS

         An investment in Internet Architecture HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Internet Architecture HOLDRS, including the risks associated with a concentrated investment in the Internet architecture business.

General Risk Factors

          o Loss of investment. Because the value of Internet Architecture HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Internet Architecture HOLDRS if the underlying securities decline in value.

          o Discount trading price. Internet Architecture HOLDRS may trade at a discount to the aggregate value of the underlying securities.

          o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the Internet Architecture HOLDRS or other corporate events, such as mergers, an Internet Architecture HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with the other shares of such underlying securities and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional shares in the underlying securities. In addition, if you surrender your Internet Architecture HOLDRS to receive the underlying securities you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

          o Not necessarily representative of the Internet architecture business. At the time of the initial offering, the companies included in the Internet Architecture HOLDRS were generally considered to be involved in various aspects of the Internet architecture business, however, the market price of the underlying securities and the Internet Architecture HOLDRS may not necessarily follow the price movements of the entire Internet architecture business. If the underlying securities decline in value, your investment in the Internet Architecture HOLDRS will decline in value, even if common stock prices of companies involved in the Internet architecture business generally increase in value. In addition, since the time of the initial offering, the companies included in the Internet Architecture HOLDRS may not be involved in the Internet architecture business. In this case, the Internet Architecture HOLDRS may not consist of securities issued only by companies involved in the Internet architecture business.

          o Not necessarily comprised of solely Internet architecture companies. As a result of distributions of securities by companies included in the Internet Architecture HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Internet Architecture HOLDRS and that are not involved in the Internet architecture segment of the Internet industry may be included in the Internet Architecture HOLDRS. The securities of a new company will only be distributed from the Internet Architecture HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in Internet Architecture HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. As of January 2, 2002, Standard & Poor's Corporation sector classifications are based upon the Standard & Poor's Global Industry Classification Standard ("GICS") sectors. As there are only 10 broadly defined GICS sector classifications, the use of GICS sectors to determine whether a new company will be included in the Internet Architecture HOLDRS provides no assurance that each new company included in the Internet Architecture HOLDRS will be involved in the Internet architecture segment of the Internet industry. Currently, the underlying securities included in the Internet Architecture HOLDRS are represented in the Information Technology GICS sector. As each Standard & Poor's GICS sector is defined so

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               broadly, the securities of a new company could have the same GICS sector classification as a company currently included in the Internet Architecture HOLDRS yet not be involved in the Internet architecture segment of the Internet industry. In addition the GICS sector classifications of securities included in the Internet Architecture HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both. Therefore, additional GICS sectors may be represented in the Internet Architecture HOLDRS, which may also result in the inclusion in the Internet Architecture HOLDRS of the securities of a new company that is not involved in the Internet architecture segment of the Internet industry.

          o No investigation of underlying securities. The underlying securities initially included in the Internet Architecture HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of the issuers and the market liquidity of common stocks in the Internet architecture business, without regard for the value, price performance, volatility or investment merit of the underlying securities. The Internet Architecture HOLDRS trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and each of their respective affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their respective affiliates.

          o Loss of diversification. As a result of industry developments, reorganizations or market fluctuations affecting issuers of the underlying securities, Internet Architecture HOLDRS may not necessarily be a diversified investment in the Internet architecture business. In addition, reconstitution events, distributions of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, the Internet Architecture HOLDRS, may also reduce diversification. Internet Architecture HOLDRS may represent a concentrated investment in one or more of the underlying securities which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

          o Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in any form of stock repurchase program by an issuer of an underlying security, or participate in a tender offer relating to one or more of the underlying securities, you will be required to cancel your Internet Architecture HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Internet Architecture HOLDRS will allow you to sell the individual underlying securities or to deliver the individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Internet Architecture HOLDRS will involve payment of a cancellation fee to the trustee.

          o Trading halts. Trading in Internet Architecture HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Internet Architecture HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in Internet Architecture HOLDRS, you will not be able to trade Internet Architecture HOLDRS and you will only be able to trade the underlying securities if you cancel your Internet Architecture HOLDRS and receive each of the underlying securities.

          o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Internet Architecture HOLDRS. If the Internet Architecture HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Internet Architecture HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Internet Architecture HOLDRS are delisted. There are currently 20 companies whose securities are included in the Internet Architecture HOLDRS.

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          o    Possible conflicts of interest. Merrill Lynch, Pierce, Fenner &
               Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in the Internet Architecture HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may engage in investment banking or may provide other services for issuers of the underlying securities in connection with its business.

          o Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distribution paid in respect of the underlying securities to you as soon as practicable after receipt of such distribution. However, you may receive such cash or other distributions later than you would if you owned the underlying securities outside of the Internet Architecture HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.

Risk Factors Specific to Companies Involved in the Internet Architecture
Business

          o The stock prices of companies involved in the Internet architecture business have been and will likely continue to be extremely volatile, which will directly affect the price volatility of the Internet Architecture HOLDRS, and you could lose a substantial part of your investment. The trading prices of the stocks of Internet architecture companies have been extremely volatile. These stock prices could be subject to wide fluctuations in response to a variety of factors, including the following:

               o    general market fluctuations;

               o actual or anticipated variations in companies' quarterly operating results;

               o announcements of technological innovations by competitors of the companies included in the Internet Architecture HOLDRS;

               o    changes in financial estimates by securities analysts;

               o    conditions or trends in Internet online service companies;

               o    conditions or trends in online securities trading;

               o changes in the market valuations of the Internet or online service companies;

               o    developments in Internet regulations;

               o legal or regulatory developments affecting companies included in the Internet Architecture HOLDRS or in the Internet architecture business;

               o announcements by Internet architecture companies or their competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

               o    unscheduled system downtime;

               o    additions or departures of key personnel;

               o sales of Internet architecture companies' common stock or other securities in the open market; and

               o    difficulty in obtaining additional financing.

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               In addition, the trading prices of Internet architecture stocks in general have experienced extreme price and volume fluctuations in recent months. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. The valuations of many Internet architecture stocks are high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of the companies do not or in the future might not have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the public's perception of the prospects of Internet or e-commerce companies, generally, could depress the stock prices of an Internet architecture company regardless of Internet architecture companies' results. The sharp decline in the market price of many Internet-related companies since early 2000 is an example of this effect. Other broad market and industry factors may decrease the stock price of Internet architecture stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions, such as recession, war or interest rate or currency rate fluctuations, also may decrease the market price of Internet stocks. Current economic conditions have adversely affected employment and other significant elements of the economy that drive productivity and the financial strength of businesses. These economic conditions could have a material adverse effect on the financial condition and results of operations of companies whose common stocks are included in Internet Architecture HOLDRS. The events of September 11, 2001, in New York and Washington, D.C., as well as the United States' war on terrorism and potential military operations in other areas of the world, may have an unpredictable effect on economic conditions of companies whose common stocks are included in Internet Architecture HOLDRS. Companies whose common stocks are included in Internet Architecture HOLDRS results of operations and financial condition could be adversely impacted if those events and other related events cause further disruptions in the economy.

               As a result of fluctuations in the trading prices of the companies included in the Internet Architecture HOLDRS, the trading price of an Internet Architecture HOLDR has fluctuated significantly. The initial offering price of an Internet Architecture HOLDR on February 24, 2000 was $94.91 and during 2002 the price of an Internet Architecture HOLDR reached a high of $42.83 and a low of $18.85.

          o Companies whose securities are included in the Internet Architecture HOLDRS may need additional financing, which may be difficult to obtain. Failure to obtain necessary financing or doing so on unattractive terms could adversely affect development and marketing efforts and other operations of companies whose securities are included in the Internet Architecture HOLDRS. Companies whose securities are included in Internet Architecture HOLDRS may need to raise additional capital in order to fund the continued development and marketing of their products or to fund strategic acquisitions or investments. Their ability to obtain additional financing will depend on a number of factors, including market conditions, operating performance and investor interest. These factors may make the timing, amount, terms and conditions of any financing unattractive. If adequate funds are not available or are not available on acceptable terms, companies whose securities are included in the Internet Architecture HOLDRS may have to forego strategic acquisitions or investments, reduce or defer their development activities, delay their introduction of new products and services or terminate their operations completely. Any of these actions may reduce the market price of stocks in the Internet architecture business.

          o Internet companies depend on continued growth and acceptance of the Internet as medium for online commerce and communication. Future revenues and any future profits of many Internet architecture companies depend upon the widespread acceptance and use of the Internet and other online services as an effective medium of communication and commerce by consumers. Rapid growth in the use of and interest in the Internet and other online services is a relatively recent phenomenon. There is no assurance that acceptance and use will continue to develop or that a sufficiently broad base of consumers will adopt, and continue to use, the Internet and other online services. Recently, many of the companies whose common stocks are included in the Internet Architecture HOLDRS have been adversely affected by the general economic slowdown and an abrupt decline in demand for Internet architecture products and services. This has had a significant negative impact on the market price of Internet Architecture HOLDRS A continuation

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               of the current economic downturn may cause consumers to turn away from or fail to accept the Internet, which may continue to depress the market price of Internet Architecture HOLDRS. In addition, recent developments, namely the September 11, 2001 terrorist attacks in the United States and related military actions, as well as future events or effects occurring in response or in connection to those developments, may slow the acceptance of the Internet as a way of conducting business and exchanging goods and services. Demand and market acceptance for recently introduced services and products over the Internet are subject to a high level of uncertainty and few proven services and products exist. Internet companies rely on consumers who have previously used traditional means of commerce to exchange information and to purchase goods and services. For many Internet architecture companies to grow, customers must continue to accept and use new ways of conducting business and exchanging information on the Internet.

          o Internet architecture companies must keep pace with rapid technological change to remain competitive. The Internet market is characterized by rapidly changing technology, evolving industry standards and practices, frequent new product and service introductions and enhancements and changing customer demands. These market characteristics are worsened by the emerging nature of the Internet and the apparent need of companies from a multitude of industries to offer Web-based products and services. Internet Architecture companies' success therefore will depend on their ability to adapt to rapidly changing technologies, to adapt their services to evolving industry standards and to continually improve the performance, features and reliability of their service. Failure to adapt to such changes would harm their businesses. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures to modify or adapt their services or infrastructure. The online commerce market, particularly over the Internet, is new, rapidly evolving and intensely competitive, and this competition is expected to intensify in the future. Barriers to entry are minimal, and companies can launch new sites and services at a relatively low cost.

          o The ability to maintain or increase market share depends on timely introduction and market acceptance of new products offered by Internet architecture companies. The Internet market is characterized by rapidly changing technology, evolving industry standards and practices, frequent new product and service introductions and enhancements and changing customer demands. The success of many Internet architecture companies will depend on their ability to adapt to rapidly changing technologies, to adapt their services to evolving industry standards and to continually improve the performance, features and reliability of their hardware and software products. They must quickly develop, introduce and deliver their products, or incur the risk that their competitors will introduce the same or similar products, or products which could make their product obsolete. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures to modify or adapt the existing products offered by Internet architecture companies. Many Internet architecture companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products, and failure to do so could have a material adverse effect on their business, results of operations and financial condition.

          o New laws and regulations with respect to the Internet could impede its commercial development and adversely affect the business of many Internet architecture companies. Due to the increasing popularity and use of the Internet and other online services, it is possible that a number of laws and regulations may be adopted with respect to the Internet or other online services covering issues such as user privacy, pricing, content, copyrights, distribution and characteristics and quality of products and services. In addition, many Internet architecture companies develop products which interact with or incorporate telecommunications infrastructure which may be subject to regulation by the Federal Communications Commission. Furthermore, the growth and development of the market for online interaction and commerce may prompt calls for more stringent consumer protection laws that may impose additional burdens on companies conducting business online. The adoption of any additional laws or regulations may impede the growth of the Internet or other online services which could have a material adverse effect on the business, results of operations and financial condition of Internet architecture companies.

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          o    Some of the companies involved in the Internet architecture business are also engaged in other lines of business unrelated to Internet architecture, and they may experience problems with these lines of business which could adversely affect their operating results. Several of the companies which comprise the Internet Architecture HOLDRS have lines of business that do not relate to Internet architecture and which may present additional risks not mentioned in this prospectus. The operating results of Internet architecture companies may fluctuate as a result of these additional risks and events in the industries of these other lines of business. There can be no assurance that, despite a company's possible success in the Internet architecture business, the other lines of business in which these companies are engaged will not have an adverse effect on the company's business or financial conditions.

          o The international operations of many Internet architecture companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Many Internet architecture companies have international operations and derive substantial revenue from international sales. The risks of international business that the companies are exposed to include the following:

               o    general economic, social and political conditions;

               o the difficulty of enforcing intellectual property rights, agreements and collecting receivables through certain foreign legal systems;

               o differing tax rates, tariffs, exchange controls or other similar restrictions;

               o    currency fluctuations; and

               o changes in, and compliance with, domestic and foreign laws and regulations which impose a range of restrictions on operations, trade practices, foreign trade and international investment decisions.

          o Many Internet architecture companies rely on a single supplier or a limited number of suppliers for the components used in their products and if quality components are not delivered on a timely basis, these companies will not be able to deliver their products on a timely schedule which could adversely affect their financial condition. Reliance on a single supplier or limited number of suppliers subjects many Internet architecture companies to risks of delivery delays, price increases, receipt of non-conforming or poor quality components and inability to obtain long-term supplies of components. Any reduction or interruption in these third parties' supply or manufacturing would adversely affect an Internet architecture company's ability to deliver its products and meet customer needs. There can be no assurance that Internet architecture companies will not encounter problems with suppliers, which may harm their reputation and adversely affect their operations and financial condition.

          o Failure to integrate acquisitions could disrupt operations and prevent the realization of intended benefits. Many Internet architecture companies are active acquirers of other companies as part of their business plans. There can be no assurance that Internet architecture companies will be able to integrate these acquired companies, which may result in failure to realize expected cost savings, increases in revenue and other projected benefits from such integration. There can also no be no assurance that Internet architecture companies will be able to attract and retain qualified personnel from acquired businesses or be successful in integrating such personnel. Further, Internet architecture companies may suffer material adverse short and long-term effects on operating results and financial condition as a result of such acquisitions.

          o Unanticipated high inventory levels could increase the costs of many Internet architecture companies. Many Internet architecture companies maintain medium to high levels of inventory and a decrease in market demand or an increase in supply, among other factors, could result in

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               higher inventory levels which could adversely affect the
               profitability of these Internet architecture companies.

          o Many Internet architecture companies are dependent on their ability to continue to attract and retain highly-skilled technical and managerial personnel to develop and generate their business. The success of many Internet architecture companies is highly dependent of the experience, abilities and continued services of key executive officers and key technical personnel. If these companies lose the services of any of these officers or key technical personnel, their future success could be undermined. Competition for personnel is intense. There is no certainty that any of these Internet architecture companies will be able to continue to attract and retain qualified personnel.

          o Some Internet architecture companies have a history of incurring losses which may make it difficult for these companies to fund their future operations. Some Internet architecture companies, such as Cobalt Networks, Inc., Foundry Networks, Inc., Juniper Networks, Inc. and Sycamore Networks, Inc., have incurred significant losses since their inception and they may continue to incur losses for the foreseeable future. Many of these Internet architecture companies will also continue to incur losses as additional costs are incurred to develop new products and services, expand marketing and sales operations in existing and new markets and develop administrative facilities. If Internet architecture companies do not achieve and sustain profitability, their ability to respond effectively to market conditions, to make capital expenditures and to take advantage of business opportunities could be adversely affected.

          o Some companies included in the Internet Architecture HOLDRS are exposed to the credit risk of their distributors and customers. The portion of the sales of some companies included in the Internet Architecture HOLDRS are made through third parties, such as distributors and resellers. Many of these third parties have extended credit from, and participate in cooperative sales strategies paid for by, companies included in the Internet Architecture HOLDRS. Also, some of the sales made to customers are made through financing arrangements. However, many of these third parties and customers have limited financial resources and, as a result, represent an increased credit risk. In addition, it is expected that third parties and customers will continue to require this type of financing and Internet Architecture Companies will have to continue to extend this type of credit to maintain the distribution of their products and their market share. Further, these third parties and customers have been, and may continue to be, affected by the decline in financial prospects of Internet-related companies generally. Losses relating to this type of credit could harm the business of companies included in the Internet Architecture HOLDRS and have a material adverse effect on results of operations.

          o Some companies included in the Internet Architecture HOLDRS have a limited operating history which makes financial forecasting difficult. Some companies included in the Internet Architecture HOLDRS are not able to forecast operating expenses based on their historical results. Accordingly, they base their forecast for expenses in part on future revenue projections. Most expenses are fixed in the short term and it may not be possible to quickly reduce spending if revenues are lower than projected. An Internet architecture company's ability to forecast accurately its quarterly revenue is limited because its products have a long sales cycle that makes it difficult to predict the quarter in which it can recognize revenue, and because of the variability of client demand for its professional services. The business, operating results and financial condition of Internet architecture companies may be materially adversely affected if their revenues do not meet their projections.

                   HIGHLIGHTS OF INTERNET ARCHITECTURE HOLDRS

          This discussion highlights information regarding Internet Architecture HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Internet Architecture HOLDRS.

Issuer............................................    Internet Architecture HOLDRS Trust

The trust.........................................    The Internet Architecture HOLDRS Trust was formed under the depositary trust agreement, dated as of February 18, 2000
                                                      among The Bank of New York, as trustee, Merrill Lynch, Pierce,
                                                      Fenner & Smith Incorporated, other depositors and the owners of the Internet Architecture HOLDRS and was amended on
                                                      November 22, 2000.  The trust is not a registered investment company under the Investment Company Act of 1940.

Initial depositor ................................    Merrill Lynch, Pierce, Fenner & Smith Incorporated

Trustee...........................................    The Bank of New York, a New York state-chartered banking
                                                      organization, is the trustee and receives compensation as set forth in the depositary trust agreement.  The trustee is
                                                      responsible for receiving deposits of underlying securities and delivering Internet Architecture HOLDRS representing the underlying securities issued by the trust.  The trustee holds the underlying securities on behalf of the holders of Internet
                                                      Architecture HOLDRS.

Purpose of Internet Architecture HOLDRS...........    Internet Architecture HOLDRS are designed to achieve the
                                                      following:

                                                      Diversification.  Internet Architecture HOLDRS are designed to allow you to diversify your investment in the Internet
                                                      architecture business through a single, exchange-listed
                                                      instrument representing your undivided beneficial ownership of the underlying securities.

                                                      Flexibility.  The beneficial owners of Internet Architecture
                                                      HOLDRS have undivided beneficial ownership interests in each of the underlying securities represented by the Internet
                                                      Architecture HOLDRS, and can cancel their Internet
                                                      Architecture HOLDRS to receive each of the underlying
                                                      securities represented by the Internet Architecture HOLDRS.

                                                      Transaction costs.  The expenses associated with buying and selling Internet Architecture HOLDRS in the secondary market are expected to be less than separately buying and selling each of the underlying securities in a traditional brokerage account with transaction-based charges.

Trust assets......................................    The trust holds shares of common stock issued by specified companies that, when initially selected, were involved in the
                                                      Internet architecture business.  Except when a reconstitution event, a distribution of securities by an underlying issuer or other event occurs, the group of companies will not change.
                                                      Reconstitution events are described in this prospectus under the heading "Description of the Depositary Trust
                                                      Agreement--

                                       12

                                                      Distributions" and "--Reconstitution events."  There are
                                                      currently 20 companies included in the Internet Architecture
                                                      HOLDRS.

                                                      The trust's assets may increase or decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of the trust.

The Internet Architecture HOLDRS..................    The trust has issued, and may continue to issue, Internet
                                                      Architecture HOLDRS that represent an undivided beneficial ownership interest in the shares of common stock that are held by the trust on your behalf.  The Internet Architecture HOLDRS themselves are separate from the underlying securities that are represented by the Internet Architecture HOLDRS.

                                                      The following chart provides:

                                                      o     the names of the 20 issuers of the underlying securities
                                                            currently represented by an Internet Architecture HOLDR,

                                                      o     the stock ticker symbols,

                                                      o     the share amounts currently represented by a round-lot
                                                            of 100 Internet Architecture HOLDRS, and

                                                      o     the principal U.S. market on which the securities of the
                                                            selected companies are traded.

                                                                                Share                 Primary
                             Name of Company                      Ticker       Amounts            Trading Market
                             ---------------                      ------       -------            --------------
            3Com Corporation                                       COMS           3                  Nasdaq NMS
            Adaptec, Inc.                                          ADPT           1                  Nasdaq NMS
            Apple Computer, Inc.                                   AAPL           2                  Nasdaq NMS
            Ciena Corporation                                      CIEN           2                  Nasdaq NMS
            Cisco Systems, Inc.                                    CSCO          26                  Nasdaq NMS
            Dell Computer Corporation                              DELL          19                  Nasdaq NMS
            EMC Corporation                                         EMC          16                        NYSE
            Extreme Networks, Inc.                                 EXTR           2                  Nasdaq NMS
            Foundry Networks, Inc.                                 FDRY           1                  Nasdaq NMS
            Gateway, Inc.                                           GTW           2                        NYSE
            Hewlett-Packard Company                                 HPQ          22.2225                   NYSE
            International Business Machines Corporation             IBM          13                        NYSE
            Juniper Networks, Inc.                                 JNPR           2                  Nasdaq NMS
            McData Corporation                                    MCDTA           0.5889             Nasdaq NMS
            Network Appliance, Inc.                                NTAP           2                  Nasdaq NMS
            Roxio Inc.                                             ROXI           0.1646             Nasdaq NMS
            Sun Microsystems, Inc.                                 SUNW          25                  Nasdaq NMS
            Sycamore Networks, Inc.                                SCMR           2                  Nasdaq NMS
            Unisys Corporation                                      UIS           2                        NYSE
            Veritas Software Corporation                           VRTS           0.893              Nasdaq NMS

                                       13

                                                   At the time of the initial offering, the companies whose common stocks were included in the Internet Architecture HOLDRS at the time Internet Architecture HOLDRS were originally issued were generally considered to be among the 20 largest and most liquid companies involved in the Internet architecture business as measured by market capitalization and trading volume on February
                                                   7, 2000.  The market capitalization of a company is determined by multiplying the market price of its common stock by the number of outstanding shares of its common stock.

                                                   The trust will only issue and cancel, and you may only obtain, hold, trade or surrender, Internet Architecture HOLDRS in a round-lot of 100 Internet Architecture HOLDRS and round-lot multiples.  The trust will only issue Internet Architecture
                                                   HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Internet Architecture HOLDRS.  In the event that a fractional share comes to be represented by a round-lot of
                                                   Internet Architecture HOLDRS, the trust may require a minimum of more than one round-lot of 100 Internet Architecture HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Internet Architecture HOLDRS.

                                                   The number of outstanding Internet Architecture HOLDRS will increase and decrease as a result of in-kind deposits and
                                                   withdrawals of the underlying securities.  The trust will stand ready to issue additional Internet Architecture HOLDRS on a continuous basis when an investor deposits the required number of shares of common stock with the trustee.

Purchases........................................  You may acquire Internet Architecture HOLDRS in two ways:

                                                   o     through an in-kind deposit of the required number of shares of common stock of the underlying issuers with the trustee,
                                                         or

                                                   o     through a cash purchase in the secondary trading market.

Issuance and cancellation fees...................  If you wish to create Internet Architecture HOLDRS by delivering to the trust the requisite shares of common stock represented by a round-lot of 100 Internet Architecture HOLDRS, The Bank of New
                                                   York, as trustee, will charge you an issuance fee of up to $10.00 for each round-lot of 100 Internet Architecture HOLDRS.  If you wish to cancel your Internet Architecture HOLDRS and withdraw your underlying securities, The Bank of New York, as trustee, will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Internet Architecture HOLDRS.

Commissions......................................  If you choose to deposit underlying securities in order to receive Internet Architecture HOLDRS, you will be responsible for paying any sales commission associated with your purchase of the underlying securities that is charged by your broker in addition to the issuance fee charged by the trustee, described above.

Custody fees.....................................  The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100
                                                   Internet Architecture HOLDRS, to be deducted from any cash

                                       14

                                                   dividend or other cash distributions on underlying securities received by the trust.  With respect to the aggregate custody fee payable in any calendar year for each Internet Architecture
                                                   HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

Rights relating to Internet Architecture
HOLDRS...........................................  You have the right to withdraw the underlying securities upon request by delivering a round-lot or integral multiple of a round-lot of Internet Architecture HOLDRS to the trustee, during the trustee's business hours, and paying the cancellation fees, taxes and other charges.  You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation.  The trustee will not deliver fractional shares of underlying securities.  To the extent that any cancellation of Internet Architecture HOLDRS would otherwise require the delivery of a fractional share, the trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of such fractional share.  Except with respect to the right to vote for dissolution of the trust, the Internet Architecture HOLDRS themselves will not have voting rights.

Rights relating to the underlying securities.....  Internet Architecture HOLDRS represents your beneficial ownership of the underlying securities.  Owners of Internet Architecture
                                                   HOLDRS have the same rights and privileges as if they owned the underlying securities beneficially outside of Internet
                                                   Architecture HOLDRS.  These include the right to instruct the trustee to vote the underlying securities or you may attend shareholder meetings yourself, the right to receive any dividends and other distributions on the underlying securities that are declared and paid to the trustee by an issuer of an underlying security, the right to pledge Internet Architecture HOLDRS and the right to surrender Internet Architecture HOLDRS to receive the underlying securities.  Internet Architecture HOLDRS does not change your beneficial ownership in the underlying securities under United States federal securities laws, including sections
                                                   13(d) and 16(a) of the Securities Exchange Act of 1934.  As a
                                                   result, you have the same obligations to file insider trading reports that you would have if you held the underlying securities outside of Internet Architecture HOLDRS.  However, due to the
                                                   nature of Internet Architecture HOLDRS, you will not be able to participate in any dividend reinvestment program of an issuer of underlying securities unless you cancel your Internet
                                                   Architecture HOLDRS (and pay the applicable fees) and receive all of the underlying securities.

                                                   A holder of Internet Architecture HOLDRS is not a registered owner of the underlying securities.  In order to become a
                                                   registered owner, a holder of Internet Architecture HOLDRS would need to surrender their Internet Architecture HOLDRS, pay the applicable fees and expenses, receive all of the underlying securities and follow the procedures established by the issuers of the underlying securities for registering their securities in the name of such holder.

                                       15

                                                   You retain the right to receive any reports and communications that the issuers of underlying securities are required to send to beneficial owners of their securities.  As such, you will receive such reports and communications from the broker through which you hold your Internet Architecture HOLDRS in the same manner as if you beneficially owned your underlying securities outside of
                                                   Internet Architecture HOLDRS in "street name" through a brokerage account.  The trustee will not attempt to exercise the right to vote that attaches to, or give a proxy with respect to, the underlying securities other than in accordance with your
                                                   instructions.

                                                   The depositary trust agreement entitles you to receive, subject to certain limitations and net of any fees and expenses of the trustee, any distributions of cash (including dividends),
                                                   securities or property made with respect to the underlying securities.  However, any distribution of securities by an issuer of underlying securities will be deposited into the trust and will become part of the underlying securities unless the
                                                   distributed securities are not listed for trading on a U.S.
                                                   national securities exchange or through the Nasdaq National
                                                   Market System or the distributed securities have a Standard &
                                                   Poor's GICS sector classification that is different from the GICS sector classifications represented in the Internet Architecture
                                                   HOLDRS at the time of the distribution.   In addition, if the
                                                   issuer of underlying securities offers rights to acquire
                                                   additional underlying securities or other securities, the rights may be distributed to you, and may be disposed of for your benefit or may lapse.

                                                   There may be a delay between the time any cash or other
                                                   distribution is received by the trustee with respect to the underlying securities and the time such cash or other
                                                   distributions are distributed to you.  In addition, you are not entitled to any interest on any distribution by reason of any delay in distribution by the trustee.  If any tax or other governmental charge becomes due with respect to Internet
                                                   Architecture HOLDRS or any underlying securities, you will be responsible for paying that tax or governmental charge.

                                                   If you wish to participate in a tender offer for any of the underlying securities or any form of stock repurchase plan by an issuer of an underlying security, you must surrender your
                                                   Internet Architecture HOLDRS (and pay the applicable fees and expenses) and receive all of your underlying securities in exchange for your Internet Architecture HOLDRS.  For specific information about obtaining your underlying securities, you should read the discussion under the caption "Description of the
                                                   Depositary Trust Agreement--Withdrawal of underlying securities."

Ownership rights in fractional shares in the
underlying securities............................  As a result of distributions of securities by companies included in the Internet Architecture HOLDRS or other corporate
                                                   events, such as mergers, an Internet Architecture HOLDR may represent an interest in a fractional share of an underlying security.  You are entitled to receive distributions
                                                   proportionate to your fractional shares.

                                       16

                                                   In addition, you are entitled to receive proxy materials and other shareholder communications and you are entitled to exercise voting rights proportionate to your fractional shares.  The trustee will aggregate the votes of all of the share fractions represented by Internet Architecture HOLDRS and will vote the largest possible number of whole shares.  If, after aggregation, there is a fractional remainder, this fraction will be ignored, because the issuer will only recognize whole share votes.  For example, if 100,001 round-lots of 100 Internet Architecture
                                                   HOLDRS are outstanding and each round-lot of 100 Internet
                                                   Architecture HOLDRS represents 1.75 shares of an underlying security, there will be 175,001.75 votes of the underlying security represented by Internet Architecture HOLDRS.  If holders of 50,000 round-lots of 100 Internet Architecture HOLDRS vote their underlying securities "yes" and holders of 50,001
                                                   round-lots of 100 Internet Architecture HOLDRS vote their
                                                   underlying securities "no", there will be 87,500 affirmative votes and 87,501.75 negative votes.  The trustee will ignore the
                                                   .75 negative votes and will deliver to the issuer 87,500
                                                   affirmative votes and 87,501 negative votes.

Reconstitution events............................  The depositary trust agreement provides for the automatic distribution of underlying securities from the Internet
                                                   Architecture HOLDRS to you in the following four circumstances:

                                                   A.    If an issuer of underlying securities no longer has a class of securities registered under section 12 of the Securities
                                                         Exchange Act of 1934, then the trustee will distribute the shares of that company to the owners of the Internet
                                                         Architecture HOLDRS.

                                                   B.    If the SEC finds that an issuer of underlying securities
                                                         should be registered as an investment company under the
                                                         Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then its securities will no
                                                         longer be an underlying security and the trustee will
                                                         distribute the shares of that company to the owners of the
                                                         Internet Architecture HOLDRS.

                                                   C.    If the underlying securities of an issuer cease to be
                                                         outstanding as a result of a merger, consolidation, or
                                                         other corporate combination or other event, the trustee
                                                         will distribute the consideration paid by and received from the acquiring company or the securities received in
                                                         exchange for the securities of the underlying issuer whose securities cease to be outstanding to the beneficial owners of Internet Architecture HOLDRS, only if the distributed
                                                         securities have a different Standard & Poor's GICS sector
                                                         classification than any of the underlying securities
                                                         represented in the Internet Architecture HOLDRS at the time of the distribution or exchange or if the securities
                                                         received are not listed for trading on a U.S. national
                                                         securities exchange or through the Nasdaq National Market
                                                         System.  In any other case, the additional securities
                                                         received will be deposited into the trust.

                                                   D.    If an issuer's underlying securities are delisted from
                                                         trading on a U.S. national securities exchange or through
                                                         the Nasdaq National Market System and are not listed for
                                                         trading on

                                       17

                                                   another national securities exchange or through the Nasdaq National
                                                   Market System within five business days from the date the securities are delisted. To the extent a distribution of underlying securities from the
                                                   Internet Architecture HOLDRS is required as a result of a
                                                   reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

                                                   In addition, securities of a new company will be added to the
                                                   Internet Architecture HOLDRS, as a result of a distribution of securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a Standard & Poor's GICS sector
                                                   classification that is different from the GICS sector
                                                   classification of any other security then included in the
                                                   Internet Architecture HOLDRS or are not listed for trading on a
                                                   U.S. national securities exchange or through the Nasdaq National
                                                   Market System.

                                                   It is anticipated, as a result of the broadly defined Standard &
                                                   Poor's GICS sectors, that most distributions or exchanges of securities will result in the inclusion of new securities in
                                                   Internet Architecture HOLDRS.  The trustee will review the
                                                   Standard & Poor's GICS sector classifications of securities to determine whether securities received as a result of a
                                                   distribution by an underlying issuer or as consideration for securities included in the Internet Architecture HOLDRS or distributed to you.

Standard & Poor's sector classifications.........  Standard & Poor's Corporation is an independent source of market information that, among other things, maintains the Global
                                                   Industry Classification Standard, referred to herein as "GICS,"
                                                   which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria.  The GICS classification standards were exclusively effective as of January 2, 2002.  There are 10
                                                   Standard & Poor's GICS sectors and each class of publicly traded securities of a company is given only one GICS sector
                                                   classification.  The securities included in the Internet
                                                   Architecture HOLDRS are currently represented in the Information
                                                   Technology GICS sector.  The Standard & Poor's GICS sector classifications of the securities included in the Internet
                                                   Architecture HOLDRS may change over time if the companies that issued these securities change their focus of operations or if
                                                   Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

Termination events...............................  A.    The Internet Architecture HOLDRS are delisted from the
                                                         American Stock Exchange and are not listed for trading on
                                                         another U.S. national securities exchange or through the
                                                         Nasdaq National Market System within five business days
                                                         from the date the Internet Architecture HOLDRS are delisted.

                                                   B.    The trustee resigns and no successor trustee is appointed
                                                         within 60 days from the date the trustee provides notice to

                                       18


                                                         Merrill Lynch, Pierce, Fenner & Smith Incorporated, as
                                                         initial depositor, of its intent to resign.

                                                   C.    Beneficial owners of at least 75% of outstanding Internet
                                                         Architecture HOLDRS vote to dissolve and liquidate the
                                                         trust.

                                                   If a termination event occurs, the trustee will distribute the underlying securities as promptly as practicable after the termination event.

                                                   Upon termination of the depositary trust agreement and prior to distributing the underlying securities to you, the trustee will charge you a cancellation fee of up to $10.00 per round-lot of
                                                   100 Internet Architecture HOLDRS surrendered, along with any taxes or other governmental charges, if any.

United States Federal income
tax consequences.................................  The United States federal income tax laws will treat a U.S.
                                                   holder of Internet Architecture HOLDRS as directly owning the underlying securities.  The Internet Architecture HOLDRS
                                                   themselves will not result in any United States federal tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing..........................................  The Internet Architecture HOLDRS are listed on the American Stock
                                                   Exchange under the symbol "IAH."  On July 1, 2003 the last reported sale price of the Internet Architecture HOLDRS on the
                                                   American Stock Exchange was $31.28.

Trading..........................................  Investors are only able to acquire, hold, transfer and surrender a round-lot of 100 Internet Architecture HOLDRS.  Bid and ask prices, however, are quoted per single Internet Architecture
                                                   HOLDRS.

Clearance and settlement.........................  Internet Architecture HOLDRS have been issued only in book-entry form.  Internet Architecture HOLDRS are evidenced by one or more global certificates that the trustee has deposited with The
                                                   Depository Trust Company, referred to as DTC.  Transfers within
                                                   DTC will be in accordance with DTC's usual rules and operating procedures.  For further information see "Description of Internet
                                                   Architecture HOLDRS."

                                    THE TRUST

          General. This discussion highlights information about the Internet Architecture HOLDRS trust. You should read this information, information about the depositary trust agreement, as well as the depositary trust agreement and the amendment to the depositary trust agreement before you purchase Internet Architecture HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

          The Internet Architecture HOLDRS trust. The trust was formed pursuant to the depositary trust agreement, dated as of February 18, 2000. The depositary trust agreement was amended on November 22, 2000. The Bank of New York is the trustee. The Internet Architecture HOLDRS trust is not a registered investment company under the Investment Company Act of 1940.

          The Internet Architecture HOLDRS trust is intended to hold deposited shares for the benefit of owners of Internet Architecture HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2040, or earlier if a termination event occurs.

                   DESCRIPTION OF INTERNET ARCHITECTURE HOLDRS

          The trust has issued Internet Architecture HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Internet Architecture HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

          You may only acquire, hold, trade and surrender Internet Architecture HOLDRS in a round-lot of 100 Internet Architecture HOLDRS and round-lot multiples. The trust will only issue Internet Architecture HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Internet Architecture HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Internet Architecture HOLDRS, the trust may require a minimum of more than one round-lot of 100 Internet Architecture HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Internet Architecture HOLDRS.

          Internet Architecture HOLDRS will represent your individual and undivided beneficial ownership interest in the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Internet Architecture HOLDRS--The Internet Architecture HOLDRS."

          Beneficial owners of Internet Architecture HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities in "street name" outside of the trust. These include the right of investors to instruct the trustee to vote the common stock, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Internet Architecture HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Internet Architecture HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934, referred to herein as the Exchange Act.

          The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Internet Architecture HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Internet Architecture HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Internet Architecture HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

          Internet Architecture HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Internet Architecture HOLDRS are available only in book-entry form. Owners of Internet Architecture HOLDRS hold their Internet Architecture HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

          Selection criteria. The underlying securities are the common stocks of a group of specified companies that, at the time of initial selection, were involved in various aspects of the Internet architecture business and whose common stock is registered under section 12 of the Securities Exchange Act. The issuers of the underlying securities were, as of the time of initial selection, among the largest capitalized and most liquid companies involved in the Internet architecture business as measured by market capitalization and trading volume.

          The Internet Architecture HOLDRS may no longer consist exclusively of securities issued by companies involved in the Internet architecture business. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the Internet architecture business and will undertake to make adequate disclosure when necessary.

          Underlying securities. For a list of the underlying securities represented by Internet Architecture HOLDRS, please refer to "Highlights of Internet Architecture HOLDRS--The Internet Architecture HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and filed with the SEC on a periodic basis.

          No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Internet Architecture HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of their respective affiliates.

          General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

          The following table and graph set forth the composite performance of all of the 20 underlying securities currently represented by a single Internet Architecture HOLDR, measured at the close of the business day on October 22, 1999, the first date when all of the underlying securities were publicly traded and thereafter as of the end of each month to June 30, 2003. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.

                       Closing                        Closing                        Closing                       Closing
1999                    Price   2001                  Price     2002                  Price    2003                 Price
----                   -------  ----                  -------   ----                 -------   ----                -------
October 22..........     56.25  January 31.......      66.97    January 31.......      37.75   January 31...........25.71
October 29..........     59.86  February 28......      47.31    February 28......      31.86   February 28....      26.12
November 30.........     69.29  March 30.........      41.34    March 28               33.85   March 31.......      25.83
December 31.........     81.50  April 30.........      47.14    April 30.........      29.53   April 30.......      28.21
                                May 31...........      45.12    May 31...........      29.09   May 30.........      31.13
2000                            June 29..........      44.03    June 28..........      25.68   June 30........      30.98
January 31..........     79.64  July 31..........      40.42    July 31..........      24.33
February 29.........     94.01  August 31........      34.60    August 30........      25.15
March 31............     98.76  September 28.....      27.95    September 30.....      20.05
April 28............     92.76  October 31.......      33.95    October 31.......      25.17
May 31..............     81.08  November 30......      40.10    November 29......      29.10
June 30.............     93.68  December 31......      38.69    December 31......      25.74
July 31.............     93.46
August 31...........    107.92
September 29........     95.02
October 31..........     86.95
November 30.........     66.54
December 29.........     58.45


                                [OBJECT OMITTED]

                  DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

          General. The depositary trust agreement, dated as of February 18, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Internet Architecture HOLDRS, provides that Internet Architecture HOLDRS will represent an owner's undivided beneficial ownership interest in the common stock of the underlying companies. The depositary trust agreement was amended on November 22, 2000 to modify the reconstitution events, as described below.

          The trustee. The Bank of New York serves as trustee for the Internet Architecture HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

          Issuance, transfer and surrender of Internet Architecture HOLDRS. You may create and cancel Internet Architecture HOLDRS only in round-lots of 100 Internet Architecture HOLDRS. You may create Internet Architecture HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Internet Architecture HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Internet Architecture HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Internet Architecture HOLDRS, the trust may require a minimum of more than one round-lot of 100 Internet Architecture HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Internet Architecture HOLDRS. Similarly, you must surrender Internet Architecture HOLDRS in integral multiples of 100 Internet Architecture HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Internet Architecture HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

          Voting rights. You will receive proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

          Under the depositary trust agreement, any beneficial owner of Internet Architecture HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, owning Internet Architecture HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

          Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Internet Architecture HOLDRS unless such securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or such securities have a different Standard & Poor's GICS sector classification than any of the underlying securities in the Internet Architecture HOLDRS at the time of the distribution of such securities. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights will be distributed to you through the trustee, if practicable, and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act of 1933. Otherwise, if practicable, the rights will be disposed of and the net proceeds distributed to you by the trustee. In all other cases, the rights will lapse.

          You will be obligated to pay any tax or other charge that may become due with respect to Internet Architecture HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Internet Architecture HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each

Internet Architecture HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

          Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities from the Internet Architecture HOLDRS to you in the following four circumstances:

          A. If an issuer of underlying securities no longer has a class of common stock registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Internet Architecture HOLDRS.

          B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Internet Architecture HOLDRS.

          C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Internet Architecture HOLDRS, only if the distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the Internet Architecture HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the NASDAQ National Market System. In any other case, the additional securities received as consideration will be deposited into the trust.

          D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date such securities are delisted.

          To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

          As provided in the depositary trust agreement, securities of a new company will be added to the Internet Architecture HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a different Standard & Poor's GICS sector classification than the underlying securities represented in the Internet Architecture HOLDRS or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

          It is anticipated, as a result of the broadly defined GICS sectors, that most distributions or exchanges of securities will result in the inclusion of new securities in the Internet Architecture HOLDRS. The trustee will review the Standard & Poor's GICS sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Internet Architecture HOLDRS will be distributed from the Internet Architecture HOLDRS to you.

          Standard & Poor's sector classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, maintains the Global Industry Classification Standard, which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective on January 2, 2002. There are 10 Standard & Poor's GICS sectors and each class of publicly traded securities of a company is given only one GICS sector. The securities included in the Internet Architecture HOLDRS are currently represented in the Information Technology GICS sector. The Standard & Poor's GICS sector classifications of the securities included in the Internet Architecture HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

          Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

          Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

          Withdrawal of underlying securities. You may surrender your Internet Architecture HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Internet Architecture HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Internet Architecture HOLDRS.

          Further issuances of Internet Architecture HOLDRS. The depositary trust agreement provides for further issuances of Internet Architecture HOLDRS on a continuous basis without your consent.

          Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of Internet Architecture HOLDRS will surrender their Internet Architecture HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Internet Architecture HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Internet Architecture HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Internet Architecture HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, vote to dissolve and liquidate the trust.

          If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

          Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Internet Architecture HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Internet Architecture HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Internet Architecture HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Internet Architecture HOLDRS.

          Issuance and cancellation fees. If you wish to create Internet Architecture HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Internet Architecture HOLDRS. If you wish to cancel your Internet Architecture HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Internet Architecture HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

          Commissions. If you choose to create Internet Architecture HOLDRS, you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that is charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee, described above.

          Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Internet Architecture HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Internet Architecture HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

          Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

          Governing law. The depositary trust agreement and the Internet Architecture HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

          Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Internet Architecture HOLDRS.

          The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General

          The following discussion represents the opinion of Shearman & Sterling LLP, our special U.S. federal income tax counsel, as to the principal U.S. federal income tax consequences relating to the Internet Architecture HOLDRS for:

          o    a citizen or resident of the United States;

          o a corporation or partnership created or organized in the United States or under the laws of the United States;

          o an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

          o a trust, if either (i) it is subject to the primary supervision of a U.S. court and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person (a "U.S. receipt holder"); and

          o any person other than a U.S. receipt holder (a "Non-U.S. receipt holder").

          This discussion is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules, such as (without limitation) tax-exempt entities, banks, dealers in securities, U.S. receipt holders whose functional currency is not the U.S. dollar, and investors who acquire or hold any Internet Architecture HOLDRS as part of a conversion, straddle or other hedging transaction. In addition, this discussion generally is limited to investors who will hold the Internet Architecture HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Moreover, this discussion does not address the Internet Architecture HOLDRS held by a foreign partnership or other foreign flow through entities. We recommend that you consult with your own tax advisor.

Taxation of the trust

          The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Internet Architecture HOLDRS

          A receipt holder purchasing and owning Internet Architecture HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Internet Architecture HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

          Pursuant to recently enacted legislation, qualified dividend income received in respect of Internet Architecture HOLDRS by U.S. receipt holders who are individuals, trusts and estates will be eligible for U.S. federal income taxation at preferential rates. Qualified dividend income includes dividends received from domestic corporations and "qualified foreign corporations," as such term is defined below under "Special considerations with respect to underlying securities of foreign issuers." In order for such dividends to qualify for the preferential rates, specific minimum holding period requirements must be met, and for this purpose, a U.S. receipt holder's holding period with respect to an underlying security may be tolled for any period in which such holder has diminished its risk of loss in respect of such security by (for example) entering into a hedging transaction. Special rules apply to a U.S. receipt holder who leverages its investment in Internet Architecture HOLDRS.

          A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Internet Architecture HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Internet Architecture HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Internet Architecture HOLDRS. Similarly, with respect to sales of Internet Architecture HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Internet Architecture HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

          The distribution of any securities by the trust upon the surrender of Internet Architecture HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

          The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Internet Architecture HOLDRS will reduce the amount realized with respect to the underlying securities.

          A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

          If any of the underlying securities are securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

          As discussed above, dividends received by certain U.S. receipt holders from an issuer of underlying securities that is a "qualified foreign corporation" will be eligible for U.S. federal income taxation at preferential rates under recently enacted legislation. A qualified foreign corporation includes:

          o a foreign corporation that is eligible for the benefits of a comprehensive U.S. income tax treaty that includes an exchange of information program, and

          o a foreign corporation if the stock to which the dividend is paid is readily tradable on an established market in the United States,

but will not include:

          o    a passive foreign investment company (as defined below),

          o a foreign personal holding company (as specially defined in the Code), or

          o    a foreign investment company (as specially defined in the Code).

The Treasury Department is expected to issue guidance regarding these requirements.

          If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value, determined at the spot rate on the date of the payment, regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

          Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute passive income or, in the case of some U.S. holders, financial services income. For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

          Dividends and distributions made by a foreign issuer may be subject to a foreign withholding tax. Some foreign issuers may make arrangements through which holders of their American depositary shares can apply for a refund of withheld taxes. If any of the underlying securities are securities of a foreign issuer, holders of Internet Architecture HOLDRS may be able to use these arrangements to apply for a refund of withheld taxes.

          Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a passive foreign investment company (a "PFIC"). A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

          o    at least 75% of its gross income is "passive income;" or

          o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

          Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

          If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Internet Architecture HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder has made one of certain elections (to the extent available under specific rules) including an election to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

          A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, it is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

          A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on any underlying securities of a foreign issuer, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

          With respect to dividends of U.S. and any foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non-U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

          A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

          A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Internet Architecture HOLDRS or of the underlying securities unless:

          o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

          o in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

          o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and
               (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

          Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

Backup withholding and information reporting

          Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale or other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S. receipt holder, you will be subject to U.S. backup withholding tax at the applicable rate on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements. However, payments of dividends to non-U.S. receipt holders will be reported on Internal Revenue Service Form 1042-S even if such payments are not otherwise subject to the information reporting requirements.

          The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service.

          The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

          Any plan fiduciary which proposes to have a plan acquire Internet Architecture HOLDRS should consult with its counsel with respect to the potential applicability of ERISA and the Internal Revenue Code to this investment and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Internet Architecture HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

          In accordance with the depositary trust agreement, the trust issued Internet Architecture HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Internet Architecture HOLDRS. The trust delivered the initial distribution of Internet Architecture HOLDRS against deposit of the underlying securities in New York, New York on approximately February 29, 2000.

          Investors who purchase Internet Architecture HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

          Merrill Lynch, Pierce, Fenner & Smith Incorporated has from time to time provided investment banking and other financial services to certain of the issuers of the underlying securities and expects in the future to provide these services, for which it has received and will receive customary fees and commissions. It also may have served as counterparty in other transactions with certain of the issuers of the underlying securities. Merrill Lynch, Pierce, Fenner & Smith Incorporated has used and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Internet Architecture HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in such transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

          Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against certain civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Internet Architecture HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to such liabilities.

                                  LEGAL MATTERS

          Legal matters, including the validity of the Internet Architecture HOLDRS were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter in connection with the initial offering of Internet Architecture HOLDRS, by Shearman & Sterling LLP, New York, New York. Shearman & Sterling LLP, as special U.S. tax counsel to the trust, also rendered an opinion regarding the material U.S. federal income tax consequences relating to the Internet Architecture HOLDRS.

                       WHERE YOU CAN FIND MORE INFORMATION

          Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Internet Architecture HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

          The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Securities Exchange Act of 1934. The trust will file modified reports pursuant to the Securities Exchange Act of 1934.

          Because the common stock of the issuers of the underlying securities is registered under the Securities Exchange Act of 1934, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. In addition, information regarding the issuers of the underlying securities may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

          The trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Internet Architecture HOLDRS. This prospectus relates only to Internet Architecture HOLDRS and does not relate to the common stock or other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Internet Architecture HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the common stock of the issuers of the underlying securities, and therefore the offering and trading prices of the Internet Architecture HOLDRS, have been publicly disclosed.

                                     ANNEX A

          This annex forms an integral part of the prospectus.

          The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary trading market, of each of the underlying securities in each month during 1998, 1999, 2000, 2001 and 2002, through June 2003. As a result of the conversion to decimal reporting of trading prices by the markets on which the underlying securities trade, all market prices beginning from January 2001 provided in the following tables are given in decimal form. All historical market prices provided in fractions in excess of one dollar are rounded to the nearest one-sixty-fourth of a dollar. An asterisk (*) denotes that no shares of the issuer were outstanding during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                             3COM CORPORATION (COMS)

          3Com Corporation provides networking products and solutions to three primary customer markets: commercial enterprises with small- to mid-sized locations, consumers, and carriers and network service providers. 3Com's commercial products include traditional access products, advanced access products, Local Area Network (LAN) and Wide Area Network (WAN) infrastructure products, LAN telephony products, wireless Lan connectivity products and services. 3Com's consumer products include broadband connections, home networking products and Internet appliances. 3Com's carrier products include enhanced data services and new technologies.

             Closing              Closing                Closing              Closing              Closing             Closing
   1998       Price      1999      Price       2000       Price      2001      Price      2002      Price     2003      Price
---------    -------  ---------   --------  ---------    -------  ---------   -------  --------    -------  -------    -------
January      33 1/16  January     47        January      50 3/4   January     10.75    January       5.98   January      4.22
February     35 3/4   February    31 7/16   February     98       February     9.13    February      4.80   February     4.19
March        35 15/16 March       23 5/16   March        55 5/8   March        5.72    March         6.11   March        4.92
April        34 1/4   April       26 1/8    April        39 7/16  April        6.52    April         5.77   April        5.20
May          25 3/8   May         27 5/16   May          41 13/16 May          5.56    May           5.56   May          4.91
June         30 11/16 June        26 11/16  June         57 5/8   June         4.75    June          4.40   June         4.68
July         24 3/4   July        24 1/8    July         13 9/16  July         4.90    July          4.51
August       23 11/16 August      24 13/16  August       16 5/8   August       4.11    August        4.93
September    30 1/16  September   28 3/4    September    19 3/16  September    3.75    September     3.94
October      36 1/16  October     29        October      17 3/4   October      4.14    October       4.21
November     38 11/16 November    39 13/16  November     12 1/4   November     4.48    November      5.15
December     44 13/16 December    47        December      8 1/2   December     6.38    December      4.63

          The closing price on July 1, 2003 was $4.63.

                              ADAPTEC, INC. (ADPT)

          Adaptec, Inc. designs, manufactures and markets storage access solutions that reliably move, manage and protect cricial data and digital content. Adaptec also designs products which facilitate the transfer of data between hard disk drives, document scanners and computers. Adaptec works with business and systems integrators, who design systems using hardware and software developed by different companies, to create products to meet the specific needs of their customers. Adaptec primarily markets and sells its products through its own direct sales force and distributors.

             Closing               Closing              Closing              Closing              Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price      2002      Price      2003      Price
---------    --------  --------    -------   -------    -------   -------    -------   -------    -------   -------    --------
January       22 5/16  January     23 1/8    January     52 3/8   January     14.63    January      17.75   January      5.92
February      26 7/16  February    19 15/16  February    41       February    10.94    February     11.40   February     6.09
March         19 5/8   March       22 13/16  March       38 5/8   March        8.67    March        13.37   March        6.03
April         23 11/16 April       24 1/16   April       27       April       11.24    April        14.70   April        6.89
May           15 3/16  May         30 7/8    May         19 11/16 May          8.76    May          12.97   May          8.00
June          14 5/16  June        35 5/16   June        22 3/4   June         9.94    June          7.89   June         7.95
July          11 5/8   July        38 7/8    July        24 3/4   July        11.78    July          5.90
August        11 1/2   August      39        August      24 1/2   August      10.45    August        6.13
September      9 1/2   September   39 11/16  September   20       September    7.86    September     4.41
October       16 3/16  October     45        October     15 13/16 October     12.05    October       5.96
November      16 1/4   November    53 7/8    November    10 15/16 November    13.73    November      6.74
December      17 9/16  December    49 7/8    December    10 1/4   December    14.50    December      5.65

          The closing price on July 1, 2003 was $8.09.


                           APPLE COMPUTER, INC. (AAPL)

          Apple Computer, Inc. designs, manufactures and markets personal computers and related personal computing and communicating solutions. Apple's primary product is the Apple Macintosh computer line, which includes desktop and notebook personal computers and software. Apple offers a range of personal computing products including desktop and notebook personal computers, related devices and peripherals, networking and connectivity products, and various third-party hardware products. Apple sells its computers primarily to educational institutions, businesses and individuals. Apple markets its products and services through third-party distributors, authorized resellers, retail outlets and the Apple online store.

             Closing               Closing              Closing              Closing              Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price      2002      Price      2003      Price
---------    --------  --------    -------   -------    -------   -------    -------   -------    -------   -------    --------
January        9 5/32  January     20 19/32  January     51 7/8   January     21.63    January      24.72   January      14.36
February      11 13/16 February    17 13/32  February    57 5/16  February    18.25    February     21.70   February     15.01
March         13 3/4   March       17 31/32  March       67 29/32 March       22.07    March        23.67   March        14.14
April         13 11/16 April       23        April       62 1/32  April       25.49    April        24.27   April        14.22
May           13 5/16  May         22 1/32   May         42       May         19.95    May          23.30   May          17.95
June          14 11/32 June        23 5/32   June        52 3/8   June        23.25    June         17.72   June         19.06
July          17 5/16  July        27 27/32  July        50 13/16 July        18.79    July         15.26
August        15 19/32 August      32 5/8    August      60 15/16 August      18.55    August       14.75
September     19 1/16  September   31 21/32  September   25 3/4   September   15.51    September    14.50
October       18 9/16  October     40 1/16   October     19 9/16  October     17.56    October      16.07
November      15 31/32 November    48 15/16  November    16 1/2   November    21.30    November     15.50
December      20 15/32 December    51 13/32  December    14 7/8   December    21.90    December     14.33

          The closing price on July 1, 2003 was $19.09.

                            CIENA CORPORATION (CIEN)

          Ciena Corporation develops and markets products for the optical networking equipment market, mainly long-distance optical transport equipment. Optical networking equipment uses fiber optic cables, which can transmit larger volumes of data at higher transmission speeds and more efficiently, to facilitate the transmission of data and telephone communications. Ciena provides optical transport and intelligent optical switching systems that enable service providers to provision, manage and deliver high-bandwidth services to their customers. Ciena's customers include long-distance carriers, competitive and incumbent local exchange carriers, Internet service providers, wireless and wholesale carriers. Ciena markets and sells its products through its own direct sales force, and internationally, it also uses third-party distributors and representatives.

             Closing               Closing              Closing              Closing            Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price    2002      Price     2003       Price
---------    --------  --------    -------   -------    -------   -------    ------- -------    -------   -------    --------
January     27 17/32 January     10 3/32   January     32 13/16  January      90.06  January      12.70  January      5.80
February    20 31/32 February    13 15/16  February    79 29/32  February     67.19  February      7.76  February     5.42
March       21 5/16  March       11 1/4    March       63 1/16   March        41.75  March         9.00  March        4.37
April       27 7/8   April       11 3/4    April       61 13/16  April        55.06  April         7.49  April        4.88
May         26       May         14 3/8    May         59 27/32  May          54.15  May           5.66  May          5.75
June        34 13/16 June        15 3/32   June        83 11/32  June         38.00  June          4.19  June         5.17
July        37 1/32  July        16 7/8    July        71 1/16   July         33.14  July          4.03
August      14 1/16  August      17 9/16   August     110 27/32  August       17.12  August        4.05
September    7 5/32  September   18 1/4    September  122 13/16  September    10.29  September     2.97
October      8 19/32 October     17 5/8    October    105 1/8    October      16.26  October       3.68
November     8 1/2   November    21 31/32  November    75 15/16  November     17.75  November      6.65
December     7 5/16  December    28 3/4    December    81 1/4    December     14.31  December      5.14

          The closing price on July 1, 2003 was $5.28.


                           CISCO SYSTEMS, INC. (CSCO)

          Cisco Systems, Inc. designs, develops, manufactures, markets and provides technical support for hardware and software communications products which link computer networks both internally and externally, and provides worldwide networking capability for the Internet. Cisco produces a range of products which connect computing devices to networks and connect networks with each other. Cisco provides routing products, which connect companies' private networks together, switches to control network data traffic, services to access networks from any location, network development and design. Cisco markets its products worldwide through several channels including its own direct sales force, distributors, value-added resellers, service providers and system integrators.

             Closing               Closing              Closing              Closing            Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price    2002      Price     2003       Price
---------    --------  --------    -------   -------    -------   -------    ------- -------    -------   -------    --------
January      10 33/64  January     27 57/64  January     54 3/4    January     37.44   January    19.80    January    13.37
February     10 63/64  February    24 29/64  February    66 3/32   February    23.69   February   14.27    February   13.98
March        11 25/64  March       27 25/64  March       77 5/16   March       15.81   March      16.93    March      12.98
April        12 13/64  April       28 33/64  April       69 21/64  April       16.98   April      14.65    April      15.00
May          12 39/64  May         27 1/4    May         56 15/16  May         19.26   May        15.78    May        16.41
June         15 11/32  June        32 1/4    June        63 9/16   June        18.20   June       13.95    June       16.79
July         15 61/64  July        31 1/16   July        65 7/16   July        19.22   July       13.19
August       13 41/64  August      33 29/32  August      68 5/8    August      16.33   August     13.82
September    15 29/64  September   34 9/32   September   55 1/4    September   12.18   September  10.48
October      15 3/4    October     37        October     53 7/8    October     16.92   October    11.18
November     18 27/32  November    44 19/32  November    47 7/8    November    20.44   November   14.92
December     23 13/64  December    53 9/16   December    38 1/4    December    18.11   December   13.10

          The closing price on July 1, 2003 was $17.24.

                        DELL COMPUTER CORPORATION (DELL)

          Dell Computer Corporation develops, manufacturers and markets computing products and services including desktop and notebook computers, network servers, storage products, hardware and software. Dell's customers include corporations, institutions, organizations and individual consumers. Dell offers services such as custom-designed computer systems, telephone and online technical support and on-site product service. Dell markets and sells its products and services directly to its customers.

             Closing               Closing              Closing              Closing            Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price    2002      Price     2003       Price
---------    --------  --------    -------   -------    -------   -------    ------- -------    -------   -------    --------
January       12 7/16  January     50        January     38 7/16   January     26.13   January    27.49    January     23.86
February      17 31/64 February    40 1/16   February    40 13/16  February    21.88   February   24.69    February    26.96
March         16 15/16 March       40 7/8    March       53 15/16  March       25.69   March      26.11    March       27.31
April         20 3/16  April       41 3/16   April       50 1/8    April       26.24   April      26.34    April       28.98
May           20 39/64 May         34 7/16   May         43 1/8    May         24.36   May        26.85    May         31.37
June          23 13/64 June        37        June        49 5/16   June        26.15   June       26.14    June        31.84
July          27 5/32  July        40 7/8    July        43 15/16  July        26.93   July       24.93
August        25       August      48 13/16  August      43 5/8    August      21.38   August     26.62
September     32 7/8   September   41 13/16  September   30 13/16  September   18.53   September  23.51
October       32 3/4   October     40 1/8    October     29 1/2    October     23.98   October    28.61
November      30 13/32 November    43        November    19 1/4    November    27.93   November   28.60
December      36 19/32 December    51        December    17 7/16   December    27.18   December   26.74

          The closing price on July 1, 2003 was $31.92.


                              EMC CORPORATION (EMC)

          EMC Corporation designs, manufactures, markets and supports business storage hardware and software products and systems server products. EMC's system and software are used by businesses to retrieve data from their own computer systems and act as a central repository for the information. EMC's products allow a customer whose network is based on a variety of different hardware and software systems to manage, share, protect and store its critical information. EMC markets and sells its products through its own direct sales force, distributors, resellers and original equipment manufacturers.

             Closing               Closing              Closing              Closing            Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price    2002      Price     2003       Price
---------    --------  --------    -------   -------    -------   -------    ------- -------    -------   -------    --------
January      8 9/64    January     27 7/32   January     53 5/8    January     75.99   January    16.40    January     7.70
February     9 7/16    February    25 19/32  February    59 1/2    February    39.76   February   10.92    February    7.39
March        9 29/64   March       31 15/16  March       63        March       29.40   March      11.92    March       7.23
April       11 9/16    April       27 15/64  April       69 3/4    April       39.60   April       9.14    April       9.09
May         10 23/64   May         25 7/64   May         58 5/32   May         31.60   May         7.25    May        10.82
June        11 13/64   June        27 1/2    June        77        June        29.25   June        7.55    June       10.47
July        12 1/4     July        30 7/32   July        85 5/8    July        19.72   July        7.50
August      11 1/8     August      29 15/16  August      98        August      15.46   August      6.76
September   14 11/32   September   35 11/16  September   99 1/2    September   11.75   September   4.57
October     16 3/32    October     36 1/2    October     89 1/16   October     12.32   October     5.11
November    18 1/8     November    41 27/32  November    74 3/8    November    16.79   November    7.33
December    21 1/4     December    54 5/8    December    66 1/2    December    13.44   December    6.14

          The closing price on July 1, 2003 was $10.56.

                          EXTREME NETWORKS, INC. (EXTR)

          Extreme Networks, Inc. develops and markets infrastructure equipment which enable companies' private networks and Internet service and content providers to control traffic on their networks. Extreme Networks' switches are designed to allow faster network access as well as increase a network's capacity and adaptability. Extreme Networks markets its products to businesses and Internet service and content providers. Extreme Networks relies on resellers, distributors, and to a lesser extent, original equipment manufacturers and its own sales force, to market and sell its products.

             Closing               Closing              Closing              Closing            Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price    2002      Price     2003       Price
---------    --------  --------    -------   -------    -------   -------    ------- -------    -------   -------    --------
January         *      January        *      January     42 5/16   January     47.63   January    13.94    January     4.09
February        *      February       *      February    55 5/8    February    22.61   February    6.29    February    4.70
March           *      March          *      March       39 1/2    March       15.21   March      10.40    March       4.33
April           *      April       27 23/32  April       28 13/16  April       32.90   April       8.99    April       4.23
May             *      May         21 5/16   May         24 7/16   May         29.60   May        11.28    May         6.03
June            *      June        29 1/32   June        52 3/4    June        29.50   June       10.09    June        5.26
July            *      July        24 3/8    July        69 53/64  July        28.03   July       10.40
August          *      August      31 31/32  August      93 1/16   August      15.97   August      9.43
September       *      September   31 21/32  September  114 1/2    September    6.91   September   4.21
October         *      October     40 5/32   October     82 15/16  October     11.69   October     4.21
November        *      November    33 3/16   November    51 3/8    November    15.83   November    4.51
December        *      December    41 3/4    December    39 1/8    December    12.90   December    3.27

          The closing price on July 1, 2003 was $5.44.


                          FOUNDRY NETWORKS, INC. (FDRY)

          Foundry Networks, Inc. designs, develops, manufactures and markets next-generation networking products which control network traffic on the various types of networks used by businesses, educational institutions, government agencies, and Internet service providers. Foundry's switches and accompanying networking products are designed to increase the speed and capacity of networks and to maximize the efficiency of networks by enabling them to distinguish between and prioritize different types of network traffic. Foundry's products include Internet core routers, Gigabit Ethernet edge switches, Gigabit core switches and Gigabit Ethernet intelligent network service switches for server farms. Foundry markets and sells its products through its own direct sales force, resellers and an original equipment manufacturer.

             Closing               Closing              Closing              Closing            Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price    2002      Price     2003       Price
---------    --------  --------    -------   -------    -------   -------    ------- -------    -------   -------    --------
January         *      January        *      January    134 11/16  January    23.50   January      7.72    January      8.30
February        *      February       *      February   139 11/16  February   11.50   February     5.62    February     8.87
March           *      March          *      March      143 3/4    March       7.50   March        7.19    March        8.04
April           *      April          *      April       91        April      14.85   April        5.69    April       10.89
May             *      May            *      May         63 1/16   May        17.55   May          6.59    May         15.29
June            *      June           *      June       110 7/8    June       19.98   June         7.03    June        14.27
July            *      July           *      July        81 13/16  July       21.06   July         7.55
August          *      August         *      August      93 1/16   August     10.95   August       8.75
September       *      September   63        September   66 15/16  September   6.05   September    5.48
October         *      October     94 3/4    October     66 7/16   October     9.76   October      7.07
November        *      November   117 9/16   November    36 7/8    November   10.00   November    10.00
December        *      December   150 27/32  December    15        December    8.15   December     7.04

          The closing price on July 1, 2003 was $15.15.

                               GATEWAY, INC. (GTW)

          Gateway, Inc. develops, manufactures, markets and supports personal computers and related products and services. Gateway's products include desktop and portable personal computers, servers, workstations and digital media personal computers, which are computers that offer entertainment functions and personal computing activities in one product. Gateway also provides Internet access to individuals and businesses. Gateway markets and sells its products using direct marketing to its customers through telephone orders, the Internet and Gateway retail stores.

             Closing               Closing              Closing              Closing            Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price    2002      Price     2003       Price
---------    --------  --------    -------   -------    -------   -------    ------- -------    -------   -------    --------
January       18 27/32 January     38 5/8    January     61 3/16   January    21.24  January     5.21    January      2.62
February      22       February    36 11/32  February    68 3/4    February   17.20  February    4.60    February     2.18
March         23 3/8   March       34 9/32   March       55        March      16.81  March       6.32    March        2.36
April         29 13/32 April       33 3/32   April       55 5/16   April      19.00  April       5.48    April        2.88
May           22 17/32 May         30 13/32  May         49 1/2    May        16.70  May         5.36    May          3.34
June          25       June        29 17/32  June        57        June       16.45  June        4.44    June         3.65
July          27       July        38 1/16   July        55 3/16   July       10.49  July        3.40
August        23 21/32 August      48 15/32  August      68 7/64   August      8.97  August      3.50
September     26 5/32  September   44        September   48 1/4    September   5.45  September   2.97
October       27 29/32 October     66 1/16   October     51 39/64  October     5.65  October     3.00
November      28 1/16  November    76 3/8    November    19        November    9.40  November    3.81
December      25 19/32 December    72 1/16   December    17 63/64  December    8.04  December    3.14

          The closing price on July 1, 2003 was $3.77.


                          HEWLETT-PACKARD COMPANY (HPQ)

          Hewlett-Packard Company designs and manufactures products, technologies, solutions and servicesequipment and systems. Hewlett-Packard products include personal computers, access devices, printers, calculators, medical electronic equipment and computer systems. Hewlett-Packard's services include information technology infrastructure, systems integration, network systems, management consulting and support and maintenance for its products. Hewlett-Packard markets its products and services through its own direct sales operations; however, the majority of its sales and marketing is handled through third-party channels such as retailers, dealers and value-added resellers.

             Closing               Closing              Closing              Closing            Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price    2002      Price     2003       Price
---------    --------  --------    -------   -------    -------   -------    ------- -------    -------   -------    --------
January     30 1/16    January     39 3/16   January     54 1/8    January    36.85  January     22.11    January     17.41
February    33 1/2     February    33 7/32   February    67 1/4    February   28.85  February    20.12    February    15.85
March       31 11/16   March       33 29/32  March       66 9/32   March      31.27  March       17.94    March       15.55
April       37 11/16   April       39 7/16   April       67 1/2    April      28.43  April       17.1     April       16.30
May         31 5/32    May         47 5/32   May         60 3/32   May        29.32  May         19.09    May         19.50
June        29 15/16   June        50 1/4    June        62 7/16   June       28.60  June        15.28    June        21.30
July        27 3/4     July        52 11/32  July        54 19/32  July       24.66  July        13.86
August      24 9/32    August      52 11/16  August      60 21/64  August     23.21  August      13.43
September   26 15/32   September   45 3/8    September   48 3/4    September  16.05  September   11.67
October     30 1/8     October     37 3/32   October     46 1/2    October    16.83  October     15.80
November    31 9/32    November    47 7/16   November    31 5/8    November   21.99  November    19.48
December    34 5/32    December    56 7/8    December    31 9/16   December   20.54  December    17.36

          The closing price on July 1, 2003 was $21.18.

                INTERNATIONAL BUSINESS MACHINES CORPORATION (IBM)

          International Business Machines Corporation develops, manufactures and markets information processing products, computer services, hardware, software, network systems and network management services. IBM's business is divided into several main segments including technology, systems, products, services, software and financing. IBM operates in more than 150 countries and markets and sells its products through its worldwide sales and distribution organization and through third-party distributors and resellers.

             Closing               Closing              Closing              Closing            Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price    2002      Price     2003       Price
---------    --------  --------    -------   -------    -------   -------    ------- -------    -------   -------    --------
January     49 3/8     January     91 5/8    January    112 1/4    January   112.00  January    107.89    January     78.20
February    52 7/32    February    84 7/8    February   102 3/4    February  99.90   February    98.12    February    77.95
March       51 15/16   March       88 5/8    March      118        March     96.18   March      104.00    March       78.43
April       57 15/16   April      104 19/32  April      111 1/2    April     115.14  April       83.76    April       84.90
May         58 3/4     May        116        May        107 5/16   May       111.80  May         79.35    May         88.04
June        57 13/32   June       129 1/4    June       109 9/16   June      113.50  June        72.00    June        82.50
July        66 1/4     July       125 11/16  July       112 1/4    July      105.21  July        70.40
August      56 5/16    August     124 9/16   August     132        August     99.95  August      75.38
September   64 1/4     September  121        September  112 5/8    September  91.72  September   58.31
October     74 1/4     October     98 1/4    October     98 1/2    October   108.07  October     78.94
November    82 9/16    November   103 1/16   November    93 1/2    November  115.59  November    86.92
December    92 3/16    December   107 7/8    December    85        December  120.96  December    77.50

          The closing price on July 1, 2003 was $83.59.


                          JUNIPER NETWORKS, INC. (JNPR)

          Juniper Networks, Inc. manufactures and markets Internet infrastructure solutions such as backbone routers and software, which are products specifically designed for the Internet to transmit data from its source to the user. Juniper's routers are designed to accommodate the increasing size and scope of the Internet and its major customers include Internet service providers and telecommunications service providers. Juniper's principal product is the M40 Internet backbone router. Juniper sells its routers primarily though its own direct sales force and an original equipment manufacturer.

             Closing               Closing              Closing              Closing            Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price    2002      Price     2003       Price
---------    --------  --------    -------   -------    -------   -------    ------- -------    -------   -------    --------
January         *      January        *      January     67 21/32  January   105.94  January    15.32     January      8.77
February        *      February       *      February   137 5/32   February   64.56  February    9.32     February     8.99
March           *      March          *      March      131 25/32  March      37.96  March      12.62     March        8.17
April           *      April          *      April      106 11/32  April      59.03  April      10.11     April       10.24
May             *      May            *      May         87 19/32  May        42.53  May         9.27     May         13.81
June            *      June        24 53/64  June       145 9/16   June       31.10  June        5.65     June        12.47
July            *      July        27 5/64   July       142 7/16   July       25.69  July        8.00
August          *      August      34 11/64  August     213 3/4    August     14.00  August      7.27
September       *      September   30 11/32  September  218 15/16  September   9.70  September   4.80
October         *      October     45 15/16  October    195        October    22.19  October     5.82
November        *      November    46 3/16   November   124 5/8    November   24.58  November    6.80
December        *      December    56 43/64  December   126 1/16   December   18.95  December    9.74

          The closing price on July 1, 2003 was $12.63.

                           MCDATA CORPORATION (MCDTA)

          McDATA Corporation is a provider of high availability storage area network solutions that enable enterprises to connect and centrally manage large numbers of storage and networking devices. McDATA's products enable business enterprises to cost-effectively manage growth in storage capacity requirements, improve the networking performance of their servers and storage systems, and scale the size and scope of their information infrastructure while allowing them to operate data-intensive applications. McDATA sells its products through original equipment manufacturers and resellers, including EMC and IBM, as well as systems integrators.

             Closing               Closing              Closing              Closing            Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price    2002      Price     2003       Price
---------    --------  --------    -------   -------    -------   -------    ------- -------    -------   -------    --------
January         *      January        *      January        *      January     *     January    24.80     January      7.89
February        *      February       *      February       *      February  17.88   February   15.76     February     8.30
March           *      March          *      March          *      March     18.88   March      11.87     March        8.59
April           *      April          *      April          *      April     22.83   April       6.79     April       10.60
May             *      May            *      May            *      May       25.36   May         8.65     May         13.45
June            *      June           *      June           *      June      17.55   June        8.81     June        14.65
July            *      July           *      July           *      July      18.15   July       10.72
August          *      August         *      August         *      August    14.28   August      9.57
September       *      September      *      September      *      September  8.39   September   5.43
October         *      October        *      October        *      October   14.71   October     6.58
November        *      November       *      November       *      November  25.11   November    8.72
December        *      December       *      December       *      December  24.50   December    7.10

          The closing price on July 1, 2003 was $14.34.


                         NETWORK APPLIANCE, INC. (NTAP)

          Network Appliance, Inc. develops and supplies enterprise network and data management solutions, such as network appliances, which is a type of server that performs specific network functions, as opposed to the variety of functions a general purpose server provides. Network Appliance's major products include filers which improve the storage and accessibility of data, and Internet caching appliances which store or "cache" frequently accessed data close to the end user in order to minimize the delay experienced by the user in accessing information on the Internet. Network Appliance's filers provide its business, database and e-commerce customers with data protection and management capabilities by providing data backup and replication and disaster recovery. Network Appliance uses its own direct sales force and value-added resellers to market and sell its products.

             Closing               Closing              Closing              Closing            Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price    2002      Price     2003       Price
---------    --------  --------    -------   -------    -------   -------    ------- -------    -------   -------    --------
January       3 49/64  January     13 1/4    January     50 3/16   January   53.63   January     17.95    January      10.81
February      3 11/16  February    10 1/2    February    94 3/8    February  29.75   February    15.99    February     10.62
March         4 7/16   March       12 21/32  March       82 3/4    March     16.81   March       20.38    March        11.19
April         4 33/64  April       12 37/64  April       73 15/16  April     22.75   April       17.45    April        13.26
May           4 11/32  May         11 51/64  May         64 9/16   May       18.60   May         13.01    May          17.03
June          4 7/8    June        13 31/32  June        80 1/2    June      13.70   June        12.44    June         16.08
July          5 7/32   July        13 5/8    July        86 3/16   July      12.48   July         8.46
August        5 7/32   August      16 27/64  August     117        August    12.96   August       9.54
September     6 21/64  September   17 29/32  September  127 3/8    September  6.80   September    7.33
October       6 27/32  October     18 1/2    October    119        October   13.30   October      8.971
November      9 25/64  November    29 27/64  November    49 3/8    November  15.43   November    13.87
December     11 7/32   December    41 17/32  December    64 3/16   December  21.87   December    10.00

          The closing price on July 1, 2003 was $16.67.

                                ROXIO INC. (ROXI)

          Roxio, Inc. is a provider of digital media software solutions that enable individuals to create, manage, customize, share, archive and move music, photos, video and data onto recordable CDs and DVDs. Roxio's principal products are its Easy CD Creator and Toast families of CD recording software and its GoBack system recovery software. Roxio distributes its products primarily through PC and CD recordable drive manufacturers, distributors and strategic partners.

             Closing               Closing              Closing              Closing            Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price    2002      Price     2003       Price
---------    --------  --------    -------   -------    -------   -------    ------- -------    -------   -------    --------
January         *      January        *      January       *      January       *     January     16.11    January     4.61
February        *      February       *      February      *      February      *     February    17.00    February    4.50
March           *      March          *      March         *      March         *     March       22.69    March       6.20
April           *      April          *      April         *      April         *     April       21.25    April       5.22
May             *      May            *      May           *      May         11.60   May         16.75    May         6.73
June            *      June           *      June          *      June        13.00   June         7.20    June        6.50
July            *      July           *      July          *      July        15.55   July         4.81
August          *      August         *      August        *      August      18.15   August       4.10
September       *      September      *      September     *      September   15.20   September    3.03
October         *      October        *      October       *      October     12.83   October      3.061
November        *      November       *      November      *      November    14.48   November     5.55
December        *      December       *      December      *      December    16.55   December     4.77

          The closing price on July 1, 2003 was $6.18.


                          SUN MICROSYSTEMS, INC. (SUNW)

          Sun Microsystems, Inc. develops, markets and services network computing products for the Internet and for companies' private networks. Sun Microsystems' products are based on open industry standards, which are applications available to users for little or no charge, and include computer systems, workstations, servers, high-speed microprocessors, storage, software and associated services. Some of Sun Microsystems' technologies include its Java software, which allows a user to access Internet applications regardless of the hardware or software that its system uses, and its Solaris Operating Environment, which is an operating system which can support numerous applications, such as electronic commerce operations and database management technology. Sun Microsystems operates globally, and markets and sells its products through its own direct sales force and third-party distributors and resellers.

             Closing               Closing              Closing              Closing            Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price    2002      Price     2003       Price
---------    --------  --------    -------   -------    -------   -------    ------- -------    -------   -------    --------
January       5.99    January      13.97    January      39.28    January    30.56   January    10.76     January      3.09
February      5.95    February     12.16    February     47.63    February   19.88   February    8.51     February     3.44
March         5.21    March        15.63    March        46.85    March      15.37   March       8.82     March        3.26
April         5.15    April        14.95    April        45.97    April      17.12   April       8.18     April        3.31
May           5.01    May          14.94    May          38.31    May        16.47   May         6.89     May          4.35
June          5.43    June         17.22    June         45.47    June       15.72   June        5.01     June         4.65
July          5.91    July         16.97    July         52.72    July       16.29   July        3.92
August        4.95    August       19.88    August       63.47    August     11.45   August      3.69
September     6.23    September    23.25    September    58.38    September   8.27   September   2.59
October       7.28    October      26.45    October      55.44    October    10.15   October     2.961
November      9.26    November     33.06    November     38.03    November   14.24   November    4.29
December     10.70    December     38.72    December     27.88    December   12.30   December    3.11

          The closing price on July 1, 2003 was $4.68.

                         SYCAMORE NETWORKS, INC. (SCMR)

          Sycamore Networks, Inc. develops and markets intelligent optical networking products that enable telecommunications service providers to cost-effectively transform the capacity created by their fiber-optic networks into usable bandwidth to deliver a broad range of telecommunications services. The Company's software-based intelligent optical switching products are designed to enable service providers to leverage their optical network infrastructure to deliver a broad range of end-to-end services to meet the bandwidth intensive needs of data applications. Sycamore's intelligent optical switching products incorporate intelligent optical networking software, synchronous optical networking/synchronous digital hierarchy (SONET/SDH) functionality, dense wave division multiplexing (DWDM) technology and network management. Sycamore currently markets its products through its own direct sales force.

             Closing               Closing              Closing              Closing            Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price    2002      Price     2003       Price
---------    --------  --------    -------   -------    -------   -------    ------- -------    -------   -------    --------
January         *      January        *      January    106 21/64  January   35.25   January      4.71    January      3.09
February        *      February       *      February   148        February  18.13   February     3.49    February     3.06
March           *      March          *      March      129        March     10.00   March        3.95    March        3.05
April           *      April          *      April       78 1/2    April      9.52   April        3.38    April        3.23
May             *      May            *      May         83 5/8    May       10.13   May          3.59    May          4.21
June            *      June           *      June       110 3/8    June       9.32   June         3.86    June         3.82
July            *      July           *      July       123 5/16   July       7.00   July         2.80
August          *      August         *      August     137 1/2    August     5.61   August       2.85
September       *      September      *      September  108        September  3.48   September    2.35
October         *      October     71 2/3    October     63 1/4    October    4.41   October      2.50
November        *      November    74        November    41 7/16   November   5.24   November     3.10
December        *      December   102 43/64  December    37 1/4    December   5.36   December     2.89

          The closing price on July 1, 2003 was $3.80.


                            UNISYS CORPORATION (UIS)

          Unisys Corporation develops and markets high-end network equipment designed for use in the finance and banking, communication and travel industries and in a variety of other industries that have electronic commerce operations, including the United States federal government. Unisys's technology segment offers servers, desktop and notebook computers, monitors and storage products. Unisys's services segment offers systems integration and maintenance services to design systems using network and systems hardware and software designed by different companies. It also offers network consulting, integration and management services. These integration services include adapting information technology to support a particular customer's business operations. Unisys markets and sells its products primarily through its own direct sales force.

             Closing               Closing              Closing              Closing            Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price    2002      Price     2003       Price
---------    --------  --------    -------   -------    -------   -------    ------- -------    -------   -------    --------
January       16 1/2   January     33 1/8    January     31 7/8    January   17.15   January     12.50    January     9.32
February      17 7/8   February    29 13/16  February    29 7/8    February  16.38   February    11.10    February    9.26
March         19       March       27 11/16  March       25 11/16  March     14.00   March       12.63    March       9.26
April         22 5/16  April       31 7/16   April       23 3/16   April     12.04   April       13.50    April       0.40
May           24 9/16  May         37 15/16  May         27 1/8    May       11.94   May         10.52    May         1.29
June          28 1/4   June        38 15/16  June        14 9/16   June      14.71   June         9.00    June        2.28
July          27 7/16  July        40 13/16  July         9 13/16  July      11.45   July         7.52
August        18 1/16  August      43        August      13        August    11.82   August       8.90
September     22 3/4   September   45 1/8    September   11 1/4    September  8.66   September    7.00
October       26 5/8   October     22 9/16   October     12 3/4    October    8.93   October      8.94
November      28 1/2   November    28 3/4    November    12 3/16   November  11.90   November    11.20
December      34 7/16  December    31 15/16  December    14 5/8    December  12.54   December     9.90

          The closing price on July 1, 2003 was $12.22.

                       VERITAS SOFTWARE CORPORATION (VRTS)

          Veritas Software Corporation develops and markets storage software products and services. Veritas' products and services are designed to offer businesses protection against data loss and file corruption, allow for rapid recovery following disk, or computer failure, provide high availability and assist in managing data distributed over large networks or computer systems. Veritas markets its products and services to end users either directly or through value-added resellers, hardware distributors, application software vendors and system integrators.

             Closing               Closing              Closing              Closing            Closing              Closing
   1998       Price      1999       Price      2000      Price      2001      Price    2002      Price     2003       Price
---------    --------  --------    -------   -------    -------   -------    ------- -------    -------   -------    --------
January      7 9/32    January     18 37/64  January     97 1/4    January    94.88  January     42.55    January     18.25
February     8 27/64   February    15 25/32  February   131 59/64  February   64.94  February    35.49    February    17.03
March        8 49/64   March       17 15/16  March      131        March      46.24  March       43.83    March       17.59
April        8 7/64    April       15 25/32  April      107 9/32   April      59.61  April       28.34    April       22.07
May          8 31/32   May         19 39/64  May        116 1/2    May        65.91  May         22.67    May         27.43
June         9 3/16    June        21 3/32   June       113 1/32   June       66.53  June        19.79    June        28.82
July        12 15/32   July        24 15/16  July       101 15/16  July       42.41  July        16.83
August       9 31/32   August      26 21/64  August     120 9/16   August     28.72  August      16.19
September   12 9/32    September   33 3/4    September  142        September  18.44  September   14.67
October     11 9/64    October     47 15/16  October    141 1/64   October    28.38  October     15.25
November    13 9/32    November    61 3/64   November    97 9/16   November   38.89  November    18.18
December    13 5/16    December    95 27/64  December    87 1/2    December   44.83  December    15.62

          The closing price on July 1, 2003 was $28.89.

                                 [LOGO OMITTED]

                        1,000,000,000 Depositary Receipts

                     Internet Architecture HOLDRS(SM) Trust



                                   PROSPECTUS





                                   July 3, 2003